    EXHIBIT 99.1
Shutterstock Announces Share Repurchase Program
Share Repurchase Program Reflects Company’s Strong Free Cash Flow Generation, Healthy Balance Sheet and Commitment to Delivering Shareholder Value

New York, NY - June 7, 2023 - Shutterstock, Inc. (NYSE: SSTK), a premier partner for transformative brands, digital media and marketing companies, today announced that its Board of Directors has approved a stock repurchase program, pursuant to which the Company is authorized to purchase up to $100 million of its common stock. The Company expects to fund repurchases through a combination of cash on hand, cash generated by operations and future financing transactions. Accordingly, the Company's stock repurchase program is subject to the Company having available cash to fund repurchases.

“Given our strong free cash flow generation and healthy balance sheet, Shutterstock is uniquely positioned as a technology company to be able to invest for organic and inorganic growth while also consistently returning value to shareholders through a mix of dividends and share buybacks,” remarked Paul Hennessy, CEO of Shutterstock. “I’m delighted to announce this program, which we believe reflects our ongoing commitment to delivering shareholder value through our thoughtful approach to capital allocation.”

Under the program, management is authorized to purchase shares from time to time through open market purchases or privately negotiated transactions at prevailing prices as permitted by securities laws and other legal requirements. The timing and amount of any shares repurchased will be determined by the Company's management based on its evaluation of market conditions and other factors. The repurchase program may be suspended or discontinued at any time.

ABOUT SHUTTERSTOCK
Shutterstock, Inc. (NYSE: SSTK) is a premier partner for transformative brands, digital media and marketing companies, empowering the world to create with confidence. Fueled by millions of creators around the world and a fearless approach to product innovation, Shutterstock is the leading global platform for licensing from the most extensive and diverse collection of high-quality 3D models, videos, music, photographs, vectors and illustrations. From the world's largest content marketplace, to breaking news and A-list entertainment editorial access, to all-in-one content editing platform and studio production service—all using the latest in innovative technology—Shutterstock offers the most comprehensive selection of resources to bring storytelling to life.
Learn more at www.shutterstock.com and follow us on LinkedIn, Instagram, Twitter, Facebook and Youtube.

FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking. Examples of forward-looking statements include, but are not limited to, statements regarding future results of operations or financial condition, management strategies and our competitive position. You can identify forward-looking statements by words such as "may," "will," "would," "should," "could," "expect," "aim," "anticipate," "believe," "estimate," "intend," "plan," "predict," "project," "seek," "potential," "opportunities" and other similar expressions and the negatives of such expressions. However, not all forward-looking statements contain these words. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from those expressed or implied by the forward-looking statements contained herein. Such risks and uncertainties include, among others, those discussed under the caption "Risk Factors" in our most recent Annual Report on Form 10-K, as well as in other documents that the Company may file from time to time with the Securities and Exchange Commission. As a result of such risks, uncertainties and factors, Shutterstock's actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. The forward-looking statements contained in this press release are made only as of this date and Shutterstock assumes no obligation to update the information included in this press release or revise any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law.

Press Contact

Lori Rodney
press@shutterstock.com
917-563-4991

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